UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2013
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 FIFTH STREET
AMES, IOWA 50010
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to Items 2.02 and 7.01:

On July 12, 2013, Ames National Corporation issued a News Release announcing financial results for the three and six months ended June 30, 2013.  A copy of the News Release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished as part of this Report:

Exhibit No.	Description

99.1	News Release dated July 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: July 12, 2013	By:	/s/ Thomas H. Pohlman
Thomas H. Pohlman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated July 12, 2013